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                                   Exhibit 21

                         Subsidiaries of the Registrant



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                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                        JURISDICTION
NAME                                                  OF INCORPORATION
----                                                  ----------------


The Town and Country Holding Corporation                  Delaware
The Town and Country Oriole Corporation                   Delaware
The Town and Country Holding Corporation II               Delaware


                PARTNERSHIPS OF WHICH THE REGISTRANT, DIRECTLY OR
                        INDIRECTLY, IS A GENERAL PARTNER


                                                        JURISDICTION
NAME                                                  OF ORGANIZATION
----                                                  ---------------

The TC Operating Limited Partnership                      Maryland
The TC Property Company                                   Maryland
The TC Property Company II                                Maryland
The TC-Hallfield Company                                  Maryland
The TC-Ridgeview Company                                  Maryland
The TC-East Company                                       Maryland
The TC-Harford Company                                    Maryland
The TC-North Company                                      Maryland
The TC-Northeast Company                                  Maryland
The TC-Versailles Company                                 Maryland
The TC-Charlesmont Company                                Maryland
The TC-Hollows Company                                    Maryland
The TC-Laurel Company                                     Maryland
The TC-Montgomery Company                                 Maryland
The TC-Montpelier Company                                 Maryland
The TC-South Company                                      Maryland
The TC-Foxhaven Company                                   Maryland
The TC-Gardenwood Company                                 Maryland
The TC-West/Greensview Company                            Maryland
The TC-Rolling Road Company                               Maryland
The TC-Woodmoor Company                                   Maryland
The TC-Allentown Company                                  Maryland
The TC-Harrisburg East Company                            Maryland
The TC-Emmaus Company                                     Maryland
The TC-Hanover Company                                    Maryland
The TC-Harrisburg Company                                 Maryland
The TC-Lancaster East Company                             Maryland
The TC-Lancaster West Company                             Maryland
The TC-York Company                                       Maryland


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                                                       JURISDICTION
NAME                                                  OF ORGANIZATION
----                                                  ---------------

The TC-University Heights Company                         Maryland
The TC-Barton's Crossing Company                          Maryland
The TC-Glen Company                                       Maryland
The TC-Fox Run Company                                    Maryland
The TC-McNair Farms Company                               Maryland
The TC-Rolling Hills Company                              Maryland
The TC-Stonegate Company                                  Maryland
The TC-Christina Mill Company                             Maryland
The TC-Carlyle Station Company                            Maryland







                                      21-2